UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2023

Great Elm Capital Corp.
(Exact name of Registrant as Specified in Its Charter)

Maryland	814-01211	81-2621577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Street, Suite 230, Waltham, MA	02453
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 375-3006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	GECC	Nasdaq Global Market
6.75% Notes due 2025	GECCM	Nasdaq Global Market
6.50% Notes due 2024	GECCN	Nasdaq Global Market
5.875% Notes due 2026	GECCO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

Great Elm Capital Corp. (the “Company”) issued the press release attached hereto as Exhibit 99.1 in connection with the Company’s exercise of its option to redeem, in whole, the issued and outstanding Notes (as defined below).

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information provided herein shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On August 8, 2023, the Company caused notices to be issued to the holders of its 6.50% Notes due 2024 (CUSIP No. 390320 505; NASDAQ: GECCN) (the “Notes”) regarding the Company’s exercise of its conditional option to redeem, in whole, the issued and outstanding Notes, pursuant to Section 1104 of the Indenture, dated as of September 18, 2017, by and between the Company and Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company, LLC), as trustee (the “Trustee”), and Section 1.01(h) of the Third Supplemental Indenture, dated as of June 18, 2019, by and between the Company and the Trustee. The Company will redeem all of the issued and outstanding Notes on September 7, 2023 (the “Redemption Date”), subject to the condition precedent that the Company closes its public offering of 8.75% Notes due 2028 with sufficient proceeds to pay the redemption price for the Notes, plus accrued and unpaid interest, if any, to, but excluding the Redemption Date, on the Redemption Date. The Notes will be redeemed at 100% of their principal amount, plus accrued and unpaid interest thereon from June 30, 2023, through, but excluding, the Redemption Date. A copy of the notice of redemption is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated as of August 8, 2023
99.2	Conditional Notice of Redemption of 6.50% Notes due 2024

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
GREAT ELM CAPITAL CORP.

Date: August 8, 2023	/s/ Keri A. Davis
	By:	Keri A. Davis
	Title:	Chief Financial Officer